EVERY SHAREHOLDER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: Please detach at perforation before mailing. PROXY EQ ADVISORS TRUST PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 4, 2021 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (the “Trust”) on behalf of the portfolio(s) being acquired in the proposed Agreement and Plan of Reorganization and Termination (the “Acquired Portfolio”), a series of the Trust. The undersigned hereby appoints Brian Walsh and James Kelly, and each of them (with power of substitution), attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Acquired Portfolio which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held on June 4, 2021 at 10:00 a.m. (Eastern time), and at any adjournment(s) or postponement(s) thereof (the “Meeting”), as fully as the undersigned would be entitled to vote if personally present. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement/Prospectus and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof. The undersigned hereby revokes any proxy previously given. This proxy, if properly executed, will be voted in the manner directed by the undersigned. If no direction is given, this proxy shall be deemed to grant authority to vote “FOR” the proposal(s). VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 EQT_32019_031121 PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxxcode

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders scheduled to be held on June 4, 2021. The Proxy Statement/Prospectus and Proxy Card are available at: https://www.proxy-direct.com/eqt-32019

PORTFOLIOS	PORTFOLIOS	PORTFOLIOS
1290 VT Energy Portfolio	EQ/Franklin Balanced Managed Volatility Portfolio	EQ/Global Bond PLUS Portfolio

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A Proposals **THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE "TRUST") UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE FOLLOWING PROPOSALS:**

1. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the 1290 VT Energy Portfolio, a series of the Trust, into the 1290 VT Natural Resources Portfolio, also a series of the Trust.

	FOR	AGAINST	ABSTAIN
1290 VT Energy Portfolio	☐	☐	☐

2. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the EQ/Franklin Balanced Managed Volatility Portfolio, a series of the Trust, into the EQ/Balanced Strategy Portfolio, also a series of the Trust.

	FOR	AGAINST	ABSTAIN
EQ/Franklin Balanced Managed Volatility Portfolio	☐	☐	☐

3. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the EQ/Global Bond PLUS Portfolio, a series of the Trust, into the EQ/Core Plus Bond Portfolio, a series of EQ Premier VIP Trust.

	FOR	AGAINST	ABSTAIN
EQ/Global Bond PLUS Portfolio	☐	☐	☐

4. To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title of such representation under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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xxxxxxxxxxxxxx EQT1 32019 xxxxxxxx

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: Please detach at perforation before mailing. VOTING INSTRUCTION CARD EQ ADVISORS TRUST VOTING INSTRUCTION CARD FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 4, 2021 [INSURANCE COMPANY NAME DROP-IN] The above-referenced insurance company (the “Company”) is using this Voting Instruction Card to solicit voting instructions from its contract owners who hold unit values in a separate account of the Company that invests in the named portfolio(s) being acquired in the proposed Agreement and Plan of Reorganization and Termination (the “Acquired Portfolio”), a series of EQ Advisors Trust (the “Trust”). The undersigned contract owner hereby instructs that the votes attributable to the undersigned’s shares with respect to the Acquired Portfolio(s) be cast as directed on the reverse side at the Special Meeting of Shareholders of the Trust to be held on June 4, 2021 at 10:00 a.m. (Eastern time), and at any adjournment(s) or postponement(s) thereof (the “Meeting”), as fully as the undersigned would be entitled to vote if personally present. The undersigned hereby acknowledges receipt of Notice of Meeting, Contractholder Voting Instructions, and Proxy Statement/Prospectus and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof. The undersigned hereby revokes any voting instruction previously given. This Voting Instruction Card, if properly executed, will be voted in the manner directed by the undersigned. If no direction is given, this Voting Instruction Card shall be deemed to grant authority to vote “FOR” the proposal(s). VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-298-8476 EQT_32019_031121_VI PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders scheduled to be held on June 4, 2021. The Proxy Statement/Prospectus and Voting Instruction Card are available at: https://www.proxy-direct.com/eqt-32019

PORTFOLIOS	PORTFOLIOS	PORTFOLIOS
1290 VT Energy Portfolio	EQ/Franklin Balanced Managed Volatility Portfolio	EQ/Global Bond PLUS Portfolio

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A Proposals **THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE "TRUST") UNANIMOUSLY RECOMMENDS THAT CONTRACT OWNERS VOTE "FOR" THE FOLLOWING PROPOSALS:**

1. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the 1290 VT Energy Portfolio, a series of the Trust, into the 1290 VT Natural Resources Portfolio, also a series of the Trust.

	FOR	AGAINST	ABSTAIN
1290 VT Energy Portfolio	☐	☐	☐

2. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the EQ/Franklin Balanced Managed Volatility Portfolio, a series of the Trust, into the EQ/Balanced Strategy Portfolio, also a series of the Trust.

	FOR	AGAINST	ABSTAIN
EQ/Franklin Balanced Managed Volatility Portfolio	☐	☐	☐

3. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the EQ/Global Bond PLUS Portfolio, a series of the Trust, into the EQ/Core Plus Bond Portfolio, a series of EQ Premier VIP Trust.

	FOR	AGAINST	ABSTAIN
EQ/Global Bond PLUS Portfolio	☐	☐	☐

4. To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

B **Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below**

Note: : Please sign exactly as your name(s) appear(s) on this Voting Instruction Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title of such representation under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

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xxxxxxxxxxxxxx EQT2 32019 xxxxxxxx